UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2005

ManTech International Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-49604	22-1852179
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12015 Lee Jackson Highway, Fairfax, VA	22033
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 218-6000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

On June 1, 2005, ManTech International Corporation (depending on the circumstances, “ManTech,” “we,” “our,” “ours,” or “us”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) to report the completion of our acquisition of Gray Hawk Systems, Inc. (“Gray Hawk”). The Initial Form 8-K is incorporated herein by reference. We are filing this Amended Current Report on Form 8-K (this “Form 8-K/A”) to report the financial statements and unaudited pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K, respectively.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

The unaudited financial statements of Gray Hawk for the three month periods ended March 31, 2005 and 2004 are filed with this Form 8-K/A as Exhibit 99.2. The financial statements of Gray Hawk for the fiscal years ended December 31, 2004 and 2003, and the report of Aronson & Company, independent auditors as of and for the fiscal years ended December 31, 2004 and 2003, relating to the audited financial statements for the years ended December 31, 2004 and 2003, are filed with this Form 8-K/A as Exhibit 99.3.

(b)	Pro Forma Financial Information.

The unaudited pro forma financial information included with this Form 8-K/A has been prepared to illustrate the pro forma effects for the acquisition of Gray Hawk. The unaudited pro forma condensed combined statements of income for the three months ended March 31, 2005 and the fiscal year ended December 31, 2004 are filed with this Form 8-K/A as Exhibit 99.4. The unaudited pro forma condensed combined statements of income for the three months ended March 31, 2005 and the fiscal year ended December 31, 2004 give effect to the acquisition of Gray Hawk as if it had occurred at the beginning of such respective periods. All pro forma information in this Form 8-K/A has been prepared for informational purposes only and does not purport to be indicative of what would have resulted had the acquisition actually occurred on the dates indicated or what may result in the future.

(c)	Exhibits.

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger by and among Gray Hawk Systems, Inc., certain shareholders of Gray Hawk Systems, Inc., Project Owl, Inc., the Shareholder Representative and ManTech International Corporation, dated as of May 3, 2005 (incorporated herein by reference from registrant’s Current Report on Form 8-K filed with the SEC on May 4, 2005).

23.1*	Consent of Independent Auditors.

99.1	ManTech International Corporation Press Release, dated June 1, 2005, announcing the completion of the acquisition of Gray Hawk Systems, Inc. by ManTech (incorporated herein by reference from registrant’s Current Report on Form 8-K filed with the SEC on June 1, 2005).

99.2 *	Unaudited Financial Statements of Gray Hawk for the three month periods ended March 31, 2005 and 2004.

99.3 *	Report of Aronson & Company, Independent Auditors, and the Financial Statements of Gray Hawk for the fiscal years ended December 31, 2004 and 2003.

99.4 *	ManTech International Corporation Unaudited Pro Forma Condensed Combined Statements of Income for the three months ended March 31, 2005 and the fiscal year ended December 31, 2004.

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ManTech International Corporation

Date: August 15, 2005	By:	/s/ Kevin M. Phillips
Kevin M. Phillips
Vice President